Exhibit 99.1

Synthesis Energy Systems, Inc Commercial Demonstration Enabling New CTL Developments Mr. Robert W. Rigdon, President & CEO 2011 World CTL Conference Paris, France UNLOCKING VALUE THROUGH CLEAN ENERGY TECHNOLOGY

Forward-looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that Synthesis Energy Systems, Inc., a Delaware corporation (the "Company"), expects or anticipates will or may occur in the future, including such things as future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strength, goals, expansions and growth of the Company's business and operations, plans, references to future success, reference to intentions as to future matters and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments as well as other factors it believes are appropriate in the circumstances. Forward- looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the Company's early stage of development, its estimate of the sufficiency of existing capital sources, the Company's ability to successfully develop its licensing business, its ability to raise additional capital to fund cash requirements for future investments and operations, its ability to reduce operating costs, the limited history and viability of its technology, the effect of the current international financial crisis on its business, commodity prices and the availability and terms of financing opportunities, the Company's results of operations in foreign countries and its ability to diversify, its ability to maintain production from the Company's first plant in the ZZ joint venture project, our ability to complete the expansion of the Zao Zhuang project, our ability to obtain the necessary approvals and permits for its Yima project and other future projects, the estimated timetables for achieving mechanical completion and commencing commercial operations for the Yima project, our ability to negotiate the terms of the conversion of the Yima project from methanol to glycol, and the sufficiency of internal controls and procedures. Although the Company believes that in making such forward-looking statements its expectations are based upon reasonable assumptions, such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. The Company cannot assure you that the assumptions upon which these statements are based will prove to have been correct. The Company has no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.

Synthesis Energy Systems

Unlocking Value Through Clean Energy Technology

SYNTHESIS ENERGY SYSTEMS

Creating value by unlocking the potential of low rank coals and biomass through advanced technology



SYMX
NASDAQ®
LISTED

- Commercially proven advanced gasification technology
- Three pronged global strategy
  - *Technology & Equipment*
  - *Project Investments*
  - *Integrated Coal Resource Projects*
- Enabling renewable energy products - biomass gasification
- Operating commercial project ~3 years - China
- Constructing second commercial project – China
- Company Headquarters in Houston, Texas, USA
- Asia Business & Engineering Center in Shanghai, China

SYNTHESIS ENERGY SYSTEMS 3

SES U-GAS® Fluidized Bed
A Unique Solution

SES SYNTHESIS ENERGY SYSTEMS

U-GAS® Advantages

- Fuel flexible – all ranks of coal, biomass
- Simple, low cost design
- Moderate operating conditions
- High carbon conversion >98%
- Capable of gasifying fine particles
- High availability
- Good turn down capability – down to 30% of syngas capacity
- Air-blown, enriched air or oxygen blown
- Lower lifecycle costs



Coal or biomass
Fluidizing gases
Air/Oxygen+steam
Ash

Fuel Flexibility	Tested Range of Coals
Moisture, wt %	1 – 43
Volatile Matter, wt %	3 – 69
Fixed Carbon, wt %	6 – 83
Sulfur, wt %	0.2 – 4.6
Free Swelling Index	0 – 8
Ash Content, wt %	<1 – 50%
Ash Softening Temp – T_1, deg C	1,000 – 2,600
Heating Value, Kcal/kg	1,388– 6,375

SYNTHESIS ENERGY SYSTEMS 4

Commercial Footprint
Proving Fuel Flexibility



Zao Zhuang Plant

- JV with Shandong Hai Hua Coal & Chemical Co. Ltd (95% SES/5% HH)
- Proven U-GAS® fuel flexibility, including successful commercial campaigns on:
  - ROM bituminous coal
  - Coal washing waste (middlings) - up to 55%wt ash
  - High-ash sub-bituminous coal
  - High moisture & high ash lignite
- Carbon conversion >98%; CGE up to 82%



Yima Plant

- JV with Yima Coal Industry Grp (75% Yima/25% SES)
- Integrated coal to chemicals in Henan Province
- Yima selected U-GAS® for its expansion projects following 2 wk test campaign on its high ash sub-bit coal at ZZ in Nov 2008
- Phase 1 of $4B coal to chemicals facility in Mazhuang Coal Chemical Industrial Park
- 2+1 gasifiers designed for up to 45% ash coal, 2,400 mtpd coal throughput

SYNTHESIS ENERGY SYSTEMS 5

The Low Cost Coal Guys Global Opportunities for CTL & Beyond Global OpportunitiesDriven by compelling economics of U-GAS(r)Focused upon creating value from the lowest cost coals around the worldMaking clean coal based projects an economic reality U-GAS(r) can significantly improve economics of CTL and other energy projects SES Facilities (Operating & Under Construction)CTL Project OpportunitiesOther Project Opportunities

Improving Project Economics with U-GAS®
Opening the Fuel Envelope

- Proven technology – almost 40 years of history
- Commercially operated on up to 55%wt ash coal
- Low capital cost due to simple design and moderate conditions
- High syngas availability through stable fluidized bed

Why target lower rank coals?

- Low rank coal makes up 50% of global recoverable reserves [(a)]
- Lower mining cost
- Reserves often stranded without technologies like U-GAS®
- Difficult fuel space for other gasification technologies to penetrate
- U-GAS® low rank coal capability creates a low cost of production platform for multiple energy products including coal to liquids

China coal mine-mouth price ($/mmBTU)



$4.47(1)
$3.26(2)
$1.48
U-GAS® Fuel savings advantage
Linfeng lump anthracite
Datong bituminous
Xilinhaote lignite

China MeOH Producers Cost Profile (Rmb/tonne)



2,285
1,996
1,858
1,706
1,440
1,235
Ammonia Integrated
Natural gas
Other gasification
Coke gas
SES-Yima
SES-GCL

Source: (1,2): CBI Research & Consulting and SES Internal Data

(a)Source: Energy Information Administration

SYNTHESIS ENERGY SYSTEMS 7

SES' Global CTL Opportunities Growing Interest in coal to liquids Ambre Energy...Feasibility Study and commercial scale coal testingCoalworks...Feasibility Study and coal testing at GTI's facilitiesWestern Australian Project...Coal testing and evaluationConsol Energy...Feasibility Study

Ambre Energy - ambreCTL
World Scale Coal to Fuels Project

SYNTHESIS ENERGY SYSTEMS

- Felton north coal deposit, Queensland, Australia
- $3.5B (AUS) estimated project cost
- COD 2014
- Designed to meet 20% of Queenslands' demand for zero sulphur unleaded petrol
- Using commercially demonstrated technologies
- Low emissions profile and CO_2 capture capable



Low Value Feedstock
Local Queensland Coal
4 MM mtpa open-cut mine
SES' U-GAS® (1)
Ash
Syngas
Conversion Processes
MeOH Synthesis
Exxon Mobil MTG Process
High Value End Products
Fuels
940 ML/yr unleaded petrol
150 ML/yr LPG

(1) U-GAS® is exclusively licensed from the Gas Technology Institute with SES' patented design improvements

SYNTHESIS ENERGY SYSTEMS 9

Ambre Energy ZZ Test Campaign
Successfully Demonstrating Low Rank Coal Gasification

SYNTHESIS ENERGY SYSTEMS

Campaign Details

- ~2,800 tonnes of sub-bituminous Queensland coal shipped to ZZ and gasified in Dec 2010
- Ash content ~38%wt
- Heating value <7,000 Btu/lb
- Ambre Energy technical staff onsite for the campaign

Positive Results

- Carbon conversion >98%
- Cold gas efficiency up to 83%

"SES's U-GAS® technology demonstrated excellent performance in gasifying our high ash coal. As a result, we will move forward in our negotiations with SES for a license agreement. Most importantly, we witnessed our coal being gasified at the Zao Zhuang plant in real time. This gave us and our investors in the project added confidence that we can create significant value from our coal reserves."



- Mr. Edek Choros, CEO and Managing Director of Ambre Energy

SYNTHESIS ENERGY SYSTEMS 10

Example CTL Economics in Australia Based on SES' U-GAS(r) Gasification Project basisCapacityGasoline - 18,000 bpsdLPG - 254 tonne per day$3.5B capital investment Assumptions: 70/30 debt to equity, 30% tax rate, 90% mature plant availability SES' U-GAS(r) ADVANTAGE ROI (25%) ROI (20%) ROI (15%)

Pathway to Project Success
Proven Performance at Commercial Scale

SES enables customers to achieve project financability through successful campaigns at its commercial plant, ZZ, on low rank, low cost coals



Moisture %
40+
~10 -20
Entrained flow requires expensive drying techniques to feed lignite into gasifiers
Entrained Flow Dry Feed
Entrained Flow Slurry Feed
SES U-GAS®
~ 20 - 25
50+
Ash %
Entrained flow cannot handle high ash or high moisture low quality coals without expensive beneficiation



Process Design Package for Commercial Plant
Commercial Plant Test
Pilot-Scale Tests
Bench-scale Gasification Tests
Feedstock Properties Tests
Modeling / Simulation

SYNTHESIS ENERGY SYSTEMS 12

In Summary is focused on projects with low cost feedstocks that can have the most impact on viable project economicsis carrying its technology solution into projects like CTL in growth areas of the world that are demanding economic uses for their local energy sourceshas a three-tiered strategy for participation in projects Synthesis Energy Systems Licensing through technology transfer and equipment supplyEquity participation in strategic projectsPartnering globally in projects that integrate with under-utilized resources